Tactical Advantage ETF
Schedule of Investments
December 31, 2024 (Unaudited)

EXCHANGE TRADED FUNDS - 97.7%	Shares	Value
Consumer Staples Select Sector SPDR Fund	28,097	$2,208,705
Financial Select Sector SPDR Fund	19,641	949,250
iShares 0-3 Month Treasury Bond ETF (a)	220,012	22,071,604
SPDR Gold MiniShares Trust (b)	29,044	1,509,998
VanEck Semiconductor ETF (b)	8,261	2,000,566
TOTAL EXCHANGE TRADED FUNDS (Cost $28,822,703)		28,740,123

SHORT-TERM INVESTMENTS - 2.8%
Money Market Funds - 2.8%
First American Government Obligations Fund, 4.41% (c)	813,660	813,660
TOTAL SHORT-TERM INVESTMENTS (Cost $813,660)		813,660

TOTAL INVESTMENTS - 100.5% (Cost $29,636,363)		29,553,783
Liabilities in Excess of Other Assets - (0.5)%		(145,708)
TOTAL NET ASSETS - 100.0%		$29,408,075

Percentages are stated as a percent of net assets.

(a)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.
(b)	Non-income producing security.
(c)	The rate shown represents the 7-day annualized effective yield as of December 31, 2024.

Summary of Fair Value Disclosure as of December 31, 2024 (Unaudited)

Tactical Advantage ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$28,740,123	$—	$—	$28,740,123
Money Market Funds	813,660	—	—	813,660
Total Investments	$29,553,783	$—	$—	$29,553,783

Refer to the Schedule of Investments for further disaggregation of investment categories.